                                                                     Exhibit 4.8






                      This instrument was prepared by, and
                       after recording, please return to:

                               Jena Bridges, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                          New York, New York 10022-3897

                    LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT
                   OF RENTS AND LEASES AND SECURITY AGREEMENT

                                       by

                         TENASKA GEORGIA PARTNERS, L.P.

                                 (as "Grantor")

                                      -to-

                  THE CHASE MANHATTAN BANK, AS COLLATERAL AGENT
                                 (as "Grantee")


                          Dated as of: November 10,1999


                  THIS INSTRUMENT IS A "CONSTRUCTION MORTGAGE"
             AS THAT TERM IS DEFINED IN ARTICLE 9, SECTION 313(1)(C)
                 OF THE UNIFORM COMMERCIAL CODE, TITLE 11 OF THE
               CODE OF GEORGIA, AND SECURES AN OBLIGATION INCURRED
                FOR THE CONSTRUCTION OF AN IMPROVEMENT UPON LAND.

        NOTE TO GEORGIA TAX COMMISSIONER: THIS INSTRUMENT SECURES A BOND ISSUE AND LETTERS OF CREDIT REIMBURSEMENT AGREEMENTS. THEREFORE,
      THIS INSTRUMENT IS NOT SUBJECT TO INTANGIBLE RECORDING TAX PURSUANT TO CHAPTER 560-11-8-.14(D) OF THE RULES OF THE DEPARTMENT OF REVENUE,
                             PROPERTY TAX DIVISION.

             LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND
                          LEASES AND SECURITY AGREEMENT

        THIS LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (as the same may from time to time be extended, consolidated, modified, restated and renewed, this "SECURITY DEED") made and delivered as of this 10th day of November, 1999, by TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership having an address at 1044 North 115th Street, Suite 400, Omaha, Nebraska 68154-4446 (together with its permitted successors and assigns, the "GRANTOR"), to THE CHASE MANHATTAN BANK a bank organized and existing under the laws of the State of New York and having an address at 450 West 33rd Street, 15th Floor, New York, New York, 10001, not individually, but solely in its capacity as Collateral Agent under the Collateral Agency Agreement (as hereinafter defined) for the benefit of the Senior Parties (together with its permitted successors and assigns, the "GRANTEE").


                              W I T N E S S E T H:


        WHEREAS, pursuant to the terms of that certain Lease dated as of November 1, 1999 (the "LEASE") between Development Authority of Heard County ("LESSOR") and Grantor, as lessee, Grantor is the holder of (i) a leasehold estate (the "SITE LEASEHOLD ESTATE") affecting those certain pieces or parcels of land which are more particularly described on EXHIBIT A annexed hereto (collectively, the "SITE"), and (ii) the Project Easements (as hereinafter defined). The Lease was delivered to the Clerk of the Superior Court of Heard County (the "RECORDER'S OFFICE") for recording prior to the recordation of this Security Deed;

        WHEREAS, pursuant to the terms of that certain Ground Lease dated as of November 10, 1999 (the "CONSTRUCTION LEASE") between Tenaska, Inc. ("TENASKA"), as lessor, and Grantor, as lessee, Grantor is the holder of a leasehold estate (the "CONSTRUCTION LEASEHOLD ESTATE") affecting that certain piece or parcel of land which is more particularly described on EXHIBIT B annexed hereto (the "LAY-DOWN SITE"). A memorandum of the Construction Lease was delivered to the Recorder's Office for recording prior to the recordation of this Security Deed;

        WHEREAS, Grantor will obtain funds to finance a portion of the cost of the development, construction and equipping of a 936 megawatt natural gas-fired (with oil as the backup fuel) electric power generation facility, consisting of 6 F-class simple cycle combustion engines on the Site (the "PROJECT") through the issuance, from time to time, of certain securities (the "SECURITIES") issued pursuant to the Indenture (as hereinafter defined);

        WHEREAS, in connection with the commencement of commercial operation of the Project, Grantor is required to deliver the Debt Service Reserve Letter of Credit (the "DSR LETTER OF CREDIT") and The Toronto Dominion Bank ("TTDB"), as issuing bank, has agreed to issue the DSR Letter of Credit subject to the terms and conditions contained in the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of November 10, 1999 (as amended, supplemented or modified and in effect from time to time, THE "DSR LOC REIMBURSEMENT AGREEMENT"), among each of the banks and financial institutions parties thereto and TTDB, as issuing bank and as agent for such banks and financial institutions
(in such capacity as agent, and together with its successors and assigns, the "DSR LOC Provider");

        WHEREAS, in connection with the Grantor's obligations under the Power Purchase Agreement (as defined in the Common Agreement hereafter referred to), the Grantor may deliver the PPA Letter of Credit (the "PPA LOC") and The Toronto Dominion Bank, as issuing bank, has agreed to issue the PPA LOC subject to the terms and conditions contained in the PPA Letter of Credit and Reimbursement Agreement, dated as of November 10, 1999 (as amended, supplemented or modified and in effect from time to time, the "PPA LOC REIMBURSEMENT AGREEMENT"), among each of the banks and financial institutions parties thereto and TTDB, as issuing bank and as agent for such banks and financial institutions (in such capacity as agent, and together with its successors and assigns, the "PPA LOC PROVIDER");

        WHEREAS, Grantor, the Collateral Agent and the Senior Parties entered into a Collateral Agency and Intercreditor Agreement dated as of November 1, 1999 (the "COLLATERAL AGENCY AGREEMENT") to set forth the rights of Grantor and the Senior Parties as to the Collateral;

        WHEREAS, an Agreement as to Certain Undertakings, Common Representations, Warranties, Covenants and Other Terms dated as of November 1, 1999 (the "COMMON AGREEMENT") has been entered into among (as defined in the Common Agreement) Grantor, the Collateral Agent and the Senior Parties, which Agreement sets forth certain representations, warranties and covenants of the Grantor relating to the Project;

        WHEREAS, it has been agreed that Grantor's obligations under the Indenture, the Common Agreement, the DSR LOC Reimbursement Agreement, the PPA LOC Reimbursement Agreement, and all other debt constituting Senior Debt (as defined in the Common Agreement) none of which other Senior Debt is presently evidenced by a note and all future modifications, extensions and renewals of such obligations, including without limitation the payment of the indebtedness evidenced by the Securities (such obligations collectively, the "SECURED OBLIGATIONS"), shall be secured by, inter alia, a deed to secure debt, assignment of rents and leases and security agreement by Grantor of the Collateral (as hereinafter defined).

        NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and FOR THE PURPOSE OF SECURING the payment and performance of the Secured Obligations, which Secured Obligations may increase, decrease and increase again, from time to time, Grantor and Grantee hereby agree as follows:


                        G R A N T I N G   C L A U S E S:


        In order to secure the Secured Obligations, including without limitation the payment by Grantor of the indebtedness evidenced by the Securities, in the aggregate principal amount of up to Two Hundred Seventy-five Million and 00/100 Dollars ($275,000,000.00) lawful money of the United States (the unpaid balance of which, if not sooner paid, will be due and payable on February 1, 2030), and any and all sums, amounts and expenses incurred hereunder and under the Indenture, the DSR LOC Reimbursement Agreement and the PPA LOC Reimbursement Agreement by Grantee according to the terms hereof or thereof and all future modifications, extensions and renewals of such obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, warrant, alien, remise, assign, transfer, set over, deliver, confirm and convey unto Grantee, its successors and assigns upon the terms and conditions of this Security Deed, with power of sale and right of entry as provided hereinbelow, all of the right, title and interest of Grantor in and to the following property described in Granting Clauses (a) through (l) inclusive (all of which is hereinafter collectively referred to as the "COLLATERAL" or the "MORTGAGED PROPERTY") and Grantor covenants that it shall pay and perform the Secured Obligations when due in accordance with the provisions of the appropriate Financing Documents:

               (a) THE LEASEHOLD ESTATE: (i) the Site Leasehold Estate in the Site and the Facility, created under the Lease and all other, further or additional estates, rights, title or interests which may at any time be acquired by Grantor by reason of amendments, modifications, supplements, extensions and renewals of the Lease, and (ii) the Construction Leasehold Estate in the Lay-down Site created under the Construction Lease and all other, further or additional estates, rights, title or interest which may at any time be acquired by Grantor by reason of amendments, modifications, supplements, extensions and renewals of the Construction Lease;

               (b) THE EASEMENTS: (i) that certain easement granted pursuant to the terms of that certain Access and Utility Easement Agreement dated as of November 10, 1999, between Tenaska and Grantor (the "TENASKA ACCESS EASEMENT") affecting those certain pieces or parcels of land which are more particularly described on EXHIBIT C annexed hereto (the "TENASKA EASEMENT PREMISES"), which Tenaska Access Easement was subsequently assigned by Grantor to Lessor pursuant to the Deed and thereafter demised by Lessor to Grantor pursuant to the terms of the Lease. The Tenaska Access Easement was delivered to the Recorder's Office for recording immediately prior to the recordation of this Security Deed; (ii) those certain easements granted pursuant to the terms of those certain easement agreements set forth on EXHIBIT D annexed hereto (collectively, the "PIPELINE EASEMENTS") affecting those certain pieces or parcels of land which are more particularly described on EXHIBIT E annexed hereto (the "PIPELINE EASEMENT PREMISES"; the Tenaska Easement Premises and the Pipeline Easement Premises collectively, the "EASEMENT PREMISES"),which Pipeline Easements were subsequently assigned by Grantor to Lessor pursuant to the Deed and thereafter demised by Lessor to Grantor pursuant to the terms of the Lease; (iii) that certain easement granted pursuant to that certain Easement (Access and Utilities) dated as of November 10, 1999, between Robert Charles Payne and Susan Lynn Payne and Grantor (the "PAYNE EASEMENT") affecting those certain pieces or parcels of land which are more particularly described on EXHIBIT F annexed hereto (the "PAYNE EASEMENT PREMISES"), which Payne Easement was subsequently assigned by Grantor to Lessor pursuant to the Deed and thereafter demised by Lessor to Grantor pursuant to the Lease, which Payne Easement was delivered to the Recorder's Office for recording prior to the recordation of this Security Deed; and (iv) all other easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, mineral rights, ditches, ditch rights, reservoirs and reservoir rights, and all privileges, tenements, hereditaments and appurtenances whatsoever, of any nature whatsoever, in any way belonging, relating or appertaining to the Site or the Facility, or which hereafter shall in any way belong, relate or be appurtenant thereto (said easements, rights and privileges described in this paragraph (b), hereinafter referred to, collectively, as the "EASEMENTS");

               (c) TOGETHER WITH: subject to the provisions of this Security Deed, all right, title and interest of Grantor in and to all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property or any part thereof, from the exercise of the right of eminent domain, either temporary or permanent (including any transfer made in lieu of the exercise of said right) or for any changes to the grades of streets or as a result of any other damage to the Mortgaged Property or any part thereof;

               (d) TOGETHER WITH: all of the following property of Grantor: all contractual and other rights of the Grantor under and pursuant to the Lease and the Construction Lease, to the extent not otherwise included in the foregoing clauses, including, without limitation, in the case of the Lease, (i) any and all rights to succeed to the ownership of the Project (and any interests therein), (ii) any and all rights of the Grantor to receive amounts or proceeds in respect of the foreclosure sale or other exercise of remedies with respect to the Project (and any interests therein), whether or not any option to purchase the Project or such interest shall have been exercised, and any security interests and liens on such amounts or proceeds, and (iii) any and all options of the Grantor to purchase the DAHC's right, title and interest in and to the Project, and including, without limiting the generality of the foregoing, all rights granted to or held by the Grantor in Articles X, XI and XII of the Lease;

               (e) TOGETHER WITH: subject to the provisions of the Collateral Agency Agreement, the Common Agreement and the Indenture and this Security Deed, all right, title and interest of Grantor in and to all insurance or other proceeds of, and any unearned premiums on, any insurance policies required to be maintained by Grantor under the Indenture and/or the Lease, including, without limitation, the right, subject to the terms of the Indenture and this Security Deed, to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof;

               (f) TOGETHER WITH: subject to the terms of the Collateral Agency Agreement, the Common Agreement and the Indenture, all right, title and interest of Grantor in and to all "general intangibles", "accounts" and "proceeds", together with the replacements and substitutes thereof and profits therefrom (as such terms are defined in the Uniform Commercial Code (as hereinafter defined)), with respect to which Grantee shall have, in addition to all rights and remedies provided in ARTICLE V hereof, all of the rights and remedies of a "secured party" under the Uniform Commercial Code other than any right, title and interest of Grantor in and to any account created under the Indenture or the Collateral Agency Agreement;

               (g) TOGETHER WITH: subject in all respects to the provisions of
ARTICLE IV hereof, all right, title and interest of Grantor in, to and under any and all Real Property Leases (as hereinafter defined) now or hereafter entered into, including without limitation, all right, title and interest of Grantor to receive the rents, issues and profits of the Mortgaged Property thereunder, including without limitation Project Revenues (as defined in the Common Agreement) (collectively, "INCOME") together with all books and records which contain payments made under the Real Property Leases;

               (h) TOGETHER WITH: all of Grantor's right, title and interest in and to all plans and specifications prepared for construction or operation of the Facility or other development of the Collateral (including all amendments, modifications, supplements, general conditions and addenda thereof or thereto) and all studies, data and drawings (including without limitation architectural, engineering, mechanical and electrical drawings) related thereto, and all contracts and agreements of Grantor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction or operation of the Facility;

               (i) TOGETHER WITH: to the extent permitted by Legal Requirements (as hereinafter defined), all of Grantor's right, title and interest in and to all present and future Permits (as hereinafter defined); PROVIDED, that any of the Permits which by their terms or by operation of Law would become void, voidable, terminable or revocable or would constitute a breach or default thereunder if pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the lien and term of this Security Deed to the extent necessary to avoid such voidness, voidability, terminability or revocability;

               (j) TOGETHER WITH: all of Grantor's right, title and interest in and to all development, construction management and maintenance contracts, including, but not limited to, (i) the Project Documents (as defined in the Common Agreement), (ii) that certain Electric Substation Site Option Agreement dated as of November 10, 1999 between Grantor and Tenaska with respect to up to eight (8) acres of that certain real property identified and described as "Parcel A-2" on EXHIBIT C annexed hereto and (iii) warranties, indemnities, undertakings and guarantees of contractors, subcontractors, materialmen, vendors and suppliers relating to the Facility;

               (k) TOGETHER WITH: to the extent permitted by applicable law, all of Grantor's rights and remedies at any time arising under or pursuant to
Section 365(h) of the United States Bankruptcy Code, including, without limitation, all of Grantor's rights to remain in possession of the Collateral; and

               (l) TOGETHER WITH: all and singular the tenements, hereditaments and appurtenances belonging to the Mortgaged Property or any part thereof hereby mortgaged or intended so to be or in anywise appertaining thereto (including, but not limited to, all income, rents and profits arising therefrom), all streets, alleys, passages, ways, water courses, all other rights, liberties and privileges of whatsoever kind or character, the reversions and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well as at law and equity, of Grantor in and to all of the foregoing or any or every part thereof.

        TO HAVE AND TO HOLD the Mortgaged Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Grantee, and its successors and assigns, forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Mortgaged Property as aforesaid and has good right to convey the same that the same is unencumbered except for those matters expressly set forth in EXHIBIT G attached hereto and by this reference made a part hereof, and that Grantor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to those matters set forth in said EXHIBIT G attached hereto. This conveyance is intended to operate and is to be construed as a deed passing title to the Mortgaged Property to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the Secured Obligations.

                                    ARTICLE I

                               CERTAIN DEFINITIONS

        Section 1.1. Capitalized terms not otherwise defined in this Security Deed shall have the meaning given to such terms in the Common Agreement. For purposes of this Security Deed, the following terms shall have the following meanings, unless the context of this Security Deed requires otherwise:

               (a) "Adjusted Base Rate" means the interest rate which is the higher of (x) the Federal Funds Rate plus .5% and (y) the Reference Rate.

               (b) "Additional Collateral" has the meaning provided in SECTION 5.1.

               (c) "Affected Property" has the meaning provided in SECTION 2.5.

               (d) "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

               (e) "Collateral" has the meaning provided in the Granting
Clauses.

               (f) "Collateral Agency Agreement" has the meaning provided in the Recitals.

               (g) "Deed" shall mean that certain Limited Warranty Deed between Tenaska Georgia Partners, L.P., as grantor, to Development Authority of Heard County, as grantee, dated as of November 10, 1999 and delivered to the Recorder's Office for recording immediately prior to the recordation of the Lease.

               (h) "Easement Facilities" means all pipes, valves, conduits, pumps, lines, processors, transformers, works, facilities, equipment, devices, buildings and improvements of every kind and nature located on or within any Easement Premises.

               (i) "Easements" has the meaning provided in the Granting Clauses.

               (j) "Environmental Liabilities and Costs" means all liabilities, obligations, losses, damages (whether actual, consequential or punitive), costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties and sanctions, whether based on or in contract, tort, implied or express warranty, strict liability or criminal or civil statute (including, without limitation, any of the foregoing arising under any Environmental Law, Permit, or order or agreement with any Governmental Authority or other Person), and which relate to any environmental, health or safety condition, or a Release or threatened Release.

               (k) "Environmental Lien" means any lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

               (l) "Equipment" has the meaning provided in clause (n) below.

               (m) "Event of Default" means any of the events or circumstances described as such in ARTICLE VI hereof.

               (n) "Facility" means (i) all buildings, structures and improvements of every nature whatsoever presently or hereafter located, erected or placed upon the Site or the Easement Premises comprising the Project and leased by Lessor to Grantor pursuant to the terms of the Lease, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements of or to any of the foregoing (collectively, the "Improvements") and (ii) all machinery, appliances, apparatus, equipment, fittings, furniture, fixtures, interior improvements, decorations, piping, conduits, chattels, articles of personal property and other property of every kind and nature whatsoever owned by Lessor and now or hereafter leased to Grantor pursuant to the terms of the Lease, located on the Site, the Lay-down Site, the Improvements, the Easement Premises or any appurtenances thereof, and used in connection with the present or future operation and occupancy of the Project, together with any and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and all of the right, title and interest of Grantor in and to any such personal property or fixtures which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and a part of the real property encumbered hereby (collectively, the "EQUIPMENT"; the Improvements and said Equipment being herein referred to, collectively, as the "FACILITY");

               (o) "Federal Funds Rate" means, for any period, a fluctuating interest rate PER ANNUM equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by The Chase Manhattan Bank from federal funds brokers of recognized standing selected by it.

               (p) "Grantee" means the Grantee herein named or, at any given time, the holder or holders of this Security Deed, and its or their respective heirs, executors, administrators, successors and assigns.

               (q) "Grantor" means the Grantor herein named, any subsequent owner or owners of the Mortgaged Property, and its or their respective heirs, executors, administrators, successors and permitted assigns.

               (r) "Impositions" means all duties, taxes, assessments, dues, charges, fees, excises, levies, license and permit fees, impositions, water rates, sewer rents and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind whatsoever, (i) now or hereafter levied or assessed or imposed against or upon or in respect of the Mortgaged Property, or
(ii) which now is or may be levied or assessed against the Income by virtue of any present or future Legal Requirement, as well as all income taxes, assessments and other governmental charges levied and imposed by any Governmental Authority upon or against Grantor or in respect of the Mortgaged Property or any part thereof, to the extent the same is in lieu of or in substitution of the items described in clause (i). Taxes shall not include any taxes imposed on the net income, gross receipts or any franchise taxes of Grantee, except as provided in the Indenture.

               (s) "Improvements" has the meaning provided in clause (n) above.

               (t) "Income" has the meaning provided in the Granting Clauses.

               (u) "Indemnitee" has the meaning provided in SECTION 2.11.

               (v) "Indenture" means the Indenture of Trust, dated as of November 1, 1999 between Grantor and The Chase Manhattan Bank, as Trustee.

               (w) "Legal Requirement(s)" means all present and future laws, ordinances, orders, judgments, rules, regulations and requirements of any Governmental Authority or arbitrator applicable to the Grantor or the Mortgaged Property, including, without limitation, Environmental Laws, the Employee Retirement Income Security Act of 1974 (as amended from time to time), zoning and subdivision laws and ordinances and building codes, restrictive covenants, and development orders, which at any time are or may be applicable to the Mortgaged Property or any part thereof, including, without limitation, the Americans With Disabilities Act (42 U.S.C. ss.12101 ET SEQ.), as amended, and the regulations promulgated thereunder.

               (x) "Mortgaged Property" has the meaning provided in the Granting Clauses.

               (y) "Permit" means any permit, approval, authorization, license, consent, variance or permission required from or by a Governmental Authority for the use, operation, maintenance and restoration of the Mortgaged Property or any part thereof in accordance with all Legal Requirements, including, without limitation, a certificate of occupancy.

               (z) "Permitted Liens" has the meaning provided in the Common Agreement.

               (aa) "Project Easements" means, collectively, the Tenaska Access Easement and the Pipeline Easements.

               (bb) "Real Property Leases" means any lease, sublease, rental agreement, occupancy agreement, license, franchise or concession agreement or any other form of occupancy or use agreement, however denominated, written or oral, affecting the Mortgaged Property, or any part thereof, including, without limitation, the Project Documents now or hereafter entered into and all modifications, amendments, renewals, extensions, replacements, guarantees and other agreements affecting the same.

               (cc) "Reference Rate" means the variable rate of interest PER ANNUM officially announced or published by The Chase Manhattan Bank from time to time as its "reference rate," such rate being set by The Chase Manhattan Bank as a general reference rate of interest, taking into account such factors as The Chase Manhattan Bank may deem appropriate, it being understood that many of The Chase Manhattan Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Grantor may make various commercial or other loans at rates of interest having no relationship to such rate. Each change in the Reference Rate shall be effective as of the opening of business on the date announced as the effective date of the change in such "reference rate."

               (dd) "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property or as may be otherwise defined under Environmental Laws.

               (ee) "Remedial Action" means any and all actions required by any Environmental Law or voluntarily undertaken to (i) clean up, remove, treat or in any other way address Hazardous Materials in the indoor or outdoor environment,
(ii) prevent the Release or threatened Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

               (ff) "Required Senior Parties" has the meaning provided in the Common Agreement.

               (gg) "Secured Obligations" has the meaning provided in the Granting Clauses.

               (hh) "Security Deed" means this document, as the same may be amended, modified, supplemented, assigned by Grantee, extended, renewed, restated and in effect from time to time.

               (ii) "Senior Parties" has the meaning provided in the Common Agreement.

               (jj) "Site" has the meaning provided in the Granting Clauses.

               (kk) "State" means the State of Georgia.

               (ll) "Tenant(s)" means all of the parties to, and Persons obligated to Grantor under, any Real Property Lease.

               (mm) "Trigger Event" has the meaning provided in the Common Agreement.

               (nn) "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                   OF GRANTOR

        Grantor represents and warrants to Grantee as follows:

        Section 2.1. PAYMENT AND PERFORMANCE OF SECURED OBLIGATIONS. The maximum principal indebtedness secured by this Security Deed is Two Hundred Seventy-five Million and 00/100 Dollars ($275,000,000.00), provided, however, that such limitation shall not limit the security of this Security Deed with respect to future advances. This Security Deed secures future advances. All future advances under the Securities, this Security Deed, the Indenture and the other Financing Documents shall have the same priority as if the future advance was made on the date that this Security Deed was recorded. Grantor hereby acknowledges and agrees that the Secured Obligations include, and that this Security Deed is given to secure, advances that may be made by Grantee, the PPA LOC Provider, the DSR LOC Provider and any other Senior Party to Grantor and obligations to Grantee that may be incurred by Grantor after the execution of this Security Deed ("FUTURE ADVANCES") and that this Security Deed shall secure all future advances of every kind and whenever occurring, including, without limitation, interest on the principal indebtedness, the payment of taxes, assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property and the lien of this Security Deed, expenses incurred by the Grantee by reason of default by the Grantor, and advances made to enable completion of the Improvements.

        Section 2.2. WARRANTY OF TITLE, ETC. Grantor represents and warrants that:

        (a) (i) it is the sole and lawful owner of the Site Leasehold Estate,
(ii) it has a good and valid leasehold estate in and to the Site and the Lay-down Site, (iii) it is lawfully possessed of the Easements, (iv) Grantor has good and valid rights of access to the Site for the operation of the Facility,
(v) the Grantor is the sole and lawful owner of the Easement Facilities, (vi) its Site Leasehold Estate and Construction Leasehold Estate and its interest in the Facility and Easements are free and clear of all liens, charges and encumbrances of every kind and character, other than the Permitted Liens, (vii) it is not required to obtain the consent of any third-party which has not been obtained prior to encumbering and conveying the Mortgaged Property as provided herein, (viii) this Security Deed is and will remain a valid and enforceable first lien on the Mortgaged Property, subject only to the Permitted Liens, (ix) it has not previously assigned the Income or any of its other rights in and to the Mortgaged Property, (x) there are no offsets or defenses to this Security Deed or to the Secured Obligations, and (xi) that there are no unpaid claims of mechanics, materialmen or contractors that may result in the entry of a lien on the Mortgaged Property;

        (b) the Facility is or will be situated on the Site and certain of the Easement Premises and the use thereof is or will be in full compliance in all material respects with all Legal Requirements; and

        (c) the Grantor has all easements and rights necessary for Grantor's construction and operation of the Facility in a manner which is consistent with the Common Agreement, the Indenture and the Transaction Documents.

        Section 2.3. MORTGAGED PROPERTY IS FREE FROM DAMAGE. Grantor represents and warrants that the Mortgaged Property is free from material damage caused by fire, explosion, accident or any other casualty (whether or not covered by insurance) and there are no condemnation or similar proceedings pending or, to the best of Grantor's knowledge, threatened which affect the Mortgaged Property.

        Section 2.4. UTILITIES. Grantor represents and warrants that the Facility is served by, or will be served by, and have, or will have, the benefit of all utilities, services, facilities, easements and rights required for its operation of the Facility in accordance with the Common Agreement, the Indenture and the Transaction Documents.

        Section 2.5. ENVIRONMENTAL INDEMNIFICATION. (a) Grantor agrees to defend, indemnify and hold harmless Grantee and its respective co-trustees and affiliates, and the directors, officers, employees, consultants and advisers and agents of any of the foregoing (each of the foregoing being an "INDEMNITEE") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, reasonable fees and disbursements of one firm of counsel to all such Indemnitees) which may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any costs or liabilities incurred in connection with any matter affecting the Affected Property (as defined below) pursuant to any Environmental Law, or any Release or use, storage, treatment, transportation , disposal or handling of any Hazardous Materials on, from, under or affecting all or any part of the Affected Property, including, without limitation, (i) all Environmental Liabilities and Costs arising from or connected with the Affected Property, (ii) damages (whether actual, consequential or punitive) arising from any personal injury (including wrongful death) or property damage (real or personal) alleged to have resulted from any Release of Hazardous Materials on, upon or into all or any part of the Affected Property, (iii) any costs and liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Material present upon all or any part of the Affected Property, (iv) to the extent required by law, additional costs to treat or to take necessary precautions to protect against the release or migration of Hazardous Materials on, from, under or affecting the Mortgaged Property into the air, any body of surface or subsurface water or any surrounding areas, and (v) any costs or liabilities incurred in connection with any Environmental Lien (except, with respect to any of the foregoing, to the extent the same results from the gross negligence or willful misconduct of any Indemnitee) (the Mortgaged Property and any surrounding areas to the extent affected by a Release from the Mortgaged Property are hereinafter collectively referred to as the "AFFECTED PROPERTY"). The indemnity contained in this SECTION 2.5 shall not be limited, impaired or terminated by (1) any extensions of time for performance under any of the Financing Documents, (2) any sale or assignment of this Security Deed, (3) any sale or transfer of all or any part of the Mortgaged Property, (4) any foreclosure of this Security Deed or deed to the Mortgaged Property in lieu of foreclosure, or exercise of any other remedies under this Security Deed, (5) the satisfaction, release or termination of this Security Deed, (6) the release or substitution in whole or in part of any other security for the Secured Obligations or (7) Grantee's participating in the management of, or taking possession of, or title to, the Mortgaged Property or any part thereof whether by foreclosure or otherwise, to the extent any such matters set forth in this
SECTION 2.5(A) arose prior to Grantee's taking possession of, or title to, the Mortgaged Property or any portion thereof.

               (b) Grantee agrees that, in the event any investigation, litigation or proceeding alleging matters of the nature set forth in paragraph
(a) above is asserted or threatened in writing or instituted against it or any other Indemnitee, or any remedial, removal or response action is requested of it or any of its officers, directors, agents and employees, for which any Indemnitee is entitled to an indemnity or defense hereunder, such Indemnitee shall promptly notify Grantor in writing after obtaining any notice of the foregoing, provided that a failure to so notify Grantor in writing after obtaining any notice of the foregoing shall not relieve Grantor of any liability hereunder unless such failure prejudices Grantor's ability to defend against such action or proceeding or take other necessary or appropriate action to remedial or mitigate the liability involved. Notwithstanding anything to the contrary in this SECTION 2.5, if Grantor has actual knowledge of any of the foregoing, independent of Indemnitee's notice, Grantor shall in no event be relieved of any obligation under this SECTION 2.5. In the event that any Indemnitee requests Grantor to defend against such investigation, litigation or proceeding or requested remedial, removal or response action, Grantor shall promptly do so, and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or in any way impair Grantor's obligation hereunder to otherwise indemnify and hold harmless such Indemnitee.

               (c) Grantee shall give Grantor reasonable prior notice of any settlement, compromise or similar disposition by Grantee of any investigation, litigation or proceeding as to which Grantor has an obligation to defend and Grantee will not settle, compromise or effect a similar disposition of any matter unless such settlement, compromise or disposition (i) includes an unconditional release of the Grantor from all liability relating thereto and
(ii) does not include a statement as to, or an admission of fault, culpability or failure to act, by or on behalf of Grantor.

               (d) The obligations of Grantor under this SECTION 2.5 shall survive the repayment and performance of the Secured Obligations and the cancellation of this Security Deed.

        Section 2.6. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY. Except to the extent permitted the Common Agreement, no part of the Mortgaged Property shall be terminated, sold, transferred, leased, assigned, licensed, disposed of or conveyed or, except for Permitted Liens, further encumbered, mortgaged or hypothecated, whether voluntarily or involuntarily, directly or indirectly, or by operation of law or otherwise, without the prior written consent of Grantee in each instance. To the extent any new real property or real property interest (referred to herein as the "new property") is acquired by Grantor, Grantor shall
(i) execute and deliver a deed to secure debt in the form and substance of this Security Deed and all other documents necessary to create a first lien on the new property in favor of Grantee, (ii) deliver to Grantee title insurance insuring the new deed to secure debt free and clear of all Liens other than Permitted Liens, (iii) deliver to Grantee a survey of the new property prepared by a registered land surveyor and complying with the minimum detail requirements adopted by the American Land Title Association and the American Congress on Surveying and Mapping, and (iv) deliver to Grantee an opinion of Grantor's counsel, in customary form and substance and reasonably acceptable to Grantee. All costs and expenses incurred by Grantor and Grantee by virtue of the foregoing, including, but not limited to, title insurance premiums, recording fees, mortgage and other taxes, survey costs and Grantee's attorneys' fees and disbursements, shall be paid by Grantor on demand.

        Section 2.7. AFTER-ACQUIRED PROPERTY. All right, title and interest of Grantor in and to all improvements, betterments, renewals, substitutes and replacements of, and all additions, accessions and appurtenances to, the Mortgaged Property hereafter acquired, constructed, assembled or placed by the Grantor on the Site, the Facility, the Easement Premises and the Easement Facilities, and all conversions of the security constituted thereby, immediately upon such acquisition, construction, assembly, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance or assignment or other act of Grantor, shall become subject to the lien of this Security Deed as fully and completely, and with the same effect, as though now owned by Grantor and incorporated in the Granting Clauses hereof.

        Section 2.8. FURTHER ASSURANCES. Grantor shall, at Grantor's sole cost and expense, and at the request of Grantee, do, execute, acknowledge and deliver all further acts, mortgages, assignments, notices of assignment, transfers and assurances as Grantee shall from time to time reasonably require (i) for filing, registering or recording this Security Deed and all UCC financing and continuation statements delivered in connection with the Secured Obligations;
(ii) for better assuring, assigning, transferring and confirming unto Grantee the Mortgaged Property or such property which Grantor may be or may hereafter become bound to convey, mortgage or assign to Grantee, including, without limitation, amendments and supplements to this Security Deed and UCC financing and continuation statements, the filing or recordation of which are, in the determination of Grantee, necessary or appropriate to create, perfect or maintain the existence or perfected status of any security interest granted pursuant to this Security Deed or any other Financing Document; and (iii) for carrying out the intention or facilitating the performance of the terms of this Security Deed or any other Financing Document. Grantee is hereby authorized to file such UCC Financing Statements and Continuation Statements as it may deem necessary or appropriate to evidence, maintain, perfect and continue the security interest granted by this Security Deed without notice to or the signature or consent of the Grantor.

        Section 2.9. LITIGATION. Grantor shall promptly furnish to Grantee written notice of, and copies of any documents or papers requested by Grantee relating to, any actions, suits or proceedings pending, or to the knowledge of Grantor threatened, against and, which could have a Material Adverse Effect on Grantor or all or any portion of the Mortgaged Property.

        Section 2.10. REPRESENTATIONS. All representations and warranties contained in this ARTICLE II are made as of the date of this Security Deed.


                                   ARTICLE III

                                  CONDEMNATION

        Section 3.1. Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, shall notify Grantee of the pendency of such proceedings. Grantee, at its election and in its discretion, may participate in any such proceedings and Grantor from time to time shall deliver to Grantee all instruments requested by it to permit such participation. All awards from a condemnation (or other taking or purchase in lieu thereof) of the Mortgaged Property or any portion thereof shall be deposited and applied in accordance with the Collateral Agency Agreement.

                                   ARTICLE IV

                               LEASES AND INCOME;
                         ASSIGNMENT AS FURTHER SECURITY

        Section 4.1. ASSIGNMENT, RIGHTS OF GRANTEE. Grantor hereby collaterally assigns, transfers and sets over to Grantee, as further security for the Secured Obligations, all of Grantor's right, title and interest in and to all Real Property Leases and Income. The foregoing assignment shall be fully operative and create, and is intended and shall be construed to create, an absolute assignment for security purposes without any further action on the part of either party. Grantee hereby gives Grantor a revocable license to collect the Income and to retain, use and enjoy the same and to exercise the rights granted herein. The license herein granted may be revoked by Grantee by written notice to Grantor upon the occurrence and during the continuation of any Event of Default.

        Section 4.2. GRANTOR'S RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of any Event of Default under this Security Deed or any other Financing Document, Grantee shall have all the rights, remedies and benefits granted to it under this Security Deed with respect to the Real Property Leases and Income. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties pursuant to Section 5.2(b) of the Collateral Agency Agreement, and in addition to the right to collect, use and apply Income as more fully described below, and whether or not a foreclosure has or shall have been instituted, Grantee shall have the unqualified and absolute right to enter upon and take possession of, and manage and operate, any part of or all of the Mortgaged Property and to carry on the business and exercise the rights and powers of Grantor with respect to the Mortgaged Property. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to Section 5.2(b) of the Collateral Agency Agreement, Grantee shall also have the unqualified and absolute right, whether or not Grantee takes possession of the Mortgaged Property, to receive the Income and to use and apply the Income in accordance with the terms of the Collateral Agency Agreement provided that Grantee shall first have the right to apply the Income to (i) the operation and maintenance of the Mortgaged Property and (ii) the payment of the Secured Obligations until the same have been repaid in full. Grantee shall not, if in fact it chooses to exercise any or all of the rights given to Grantee pursuant to this ARTICLE 4 (collectively, the "Rights"), be liable to Grantor for any act done or anything omitted to be done by it in good faith in connection with the management or operation of the Mortgaged Property, except for the consequences of its own gross negligence or willful misconduct.

        Section 4.3. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Grantee (acting itself or by its agents, servants or attorneys, or by such officers or agents as it may appoint, or by a court-appointed receiver) its true and lawful attorney and agent, coupled with an interest, to undertake and execute, if a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties pursuant to Section 5.2(b) of the Collateral Agency Agreement, any or all of the Rights with the same force and effect as if undertaken or executed by Grantor.

        Section 4.4. UNTIL AND UNLESS LICENSE REVOKED. Until and unless the license granted in SECTION 4.1 is so revoked, Grantor agrees to collect and receive the Income and to apply the Income in accordance with the Collateral Agency Agreement or otherwise to the payment of the Secured Obligations, and all expenses that Grantor may be authorized to make under this Security Deed or the other Financing Documents. In no event shall the execution and delivery of this Security Deed or the exercise by Grantee (if Grantee so chooses) of any of the Rights, release Grantor from any of its obligations under any of the Real Property Leases or be deemed to be a waiver by Grantee or its successors and assigns of the right to enforce the Secured Obligations in strict accordance with the terms of this Security Deed or the other Financing Documents.

        Section 4.5. NO FURTHER ASSIGNMENT. Grantor covenants that so long as any of the Secured Obligations shall remain unpaid, Grantor will make no assignment, pledge or other disposition of, nor encumber, any of the Real Property Leases or the Income except as permitted under the terms of the Common Agreement and the Collateral Agency Agreement.

        Section 4.6. NOTICE TO TENANTS. Grantor, for the benefit of Grantee and each Tenant, hereby covenants and agrees that a notice in writing by Grantee to Tenants advising them that Grantor has suffered an Event of Default hereunder and requesting that all future payments of rent, additional rent or other charges under the Real Property Leases be made to Grantee (or its agent) or to accept performance by Grantee of Grantor's obligations under the Real Property Leases, as the case may be, shall be construed as conclusive authority to such Tenants that such payments are to be made to Grantee (or its agent) or such performance is to be accepted from Grantee (or its agent). Such Tenants shall be fully released and protected by Grantor in making such payments to or accepting such performance from Grantee (or its agent); and Grantor hereby waives any claims against such Tenants and irrevocably constitutes and appoints Grantee the attorney-in-fact and agent of Grantor, coupled with an interest, for the purpose of endorsing the consent of Grantor on any such notice.

        Section 4.7. ATTORNMENT BY TENANTS. In the event that Grantee or its designee acquires the Mortgaged Property pursuant to exercise of power of sale or foreclosure, or pursuant to a deed in lieu of foreclosure, each party under a Real Property Lease shall, at the option of Grantee, attorn to any Person in the place of Grantor under the applicable Real Property Lease without change in the terms or other provisions thereof. To the extent permitted by applicable Legal Requirements, such Person shall not be (i) liable for any act or omission of any Person preceding such Person under such Real Property Lease (including Grantor),
(ii) subject to any offsets or defenses against any Person preceding such Person (including Grantor), or (iii) bound by (a) any payment of rent or additional rent made more than one month in advance of its due date, (b) any obligation to make any payment to, or to undertake or complete any construction for, such Tenant, or (c) any amendment or modification of any such Real Property Lease made without Grantee's consent and which, pursuant to the Financing Documents, required Grantee's consent. Each party to a Real Property Lease shall, upon request of Grantee or such Person, execute and deliver instruments confirming such attornment, but Grantor shall have no liability if such party fails to do so.

                                    ARTICLE V

                               SECURITY AGREEMENT

        Section 5.1. THIS SECURITY DEED A SECURITY AGREEMENT; FILINGS. This Security Deed constitutes both a deed to secure debt and a "security agreement" within the meaning of the Uniform Commercial Code. Grantor (as Debtor) hereby grants to Grantee (as Creditor and Secured Party) a security interest in all of Grantor's right, title and interest in and to (i) so much of the Equipment or any other part of the Mortgaged Property as is considered or as shall be determined to be personal property or "fixtures" (as defined in the Uniform Commercial Code) and not real estate, together with all replacements thereof, substitutions therefor or additions thereto, and (ii) all general intangibles and accounts in any way relating to the Mortgaged Property (said Equipment, personal property, fixtures, general intangibles and accounts being sometimes hereinafter referred to as the "ADDITIONAL COLLATERAL"), subject only to Permitted Liens, Grantor and Grantee acknowledge and agree that all references in this Security Deed to Collateral shall include, but shall not be limited to, the Additional Collateral. Grantor shall execute any and all such documents, including without limitation financing statements pursuant to the Uniform Commercial Code ("FINANCING STATEMENTS"), as Grantee may reasonably request, to preserve and maintain the priority of the lien created hereby on property which may constitute or be deemed to be Additional Collateral, and shall pay to Grantee on demand any reasonable expenses incurred by Grantee in connection with the preparation, execution and filing of any such documents. Grantor shall, at its sole cost and expense, execute and file all Financing Statements and refilings and continuations of filings previously executed by Grantor as Grantee reasonably deems necessary or advisable to create, preserve and protect said lien; and Grantor hereby authorizes and empowers Grantee as its attorney-in-fact to execute any such Financing Statements or filings, on Grantee's behalf, if Grantor should fail to do so. The foregoing power of attorney is irrevocable and is coupled with an interest.

        Section 5.2. RIGHT TO PROCEED AGAINST ADDITIONAL COLLATERAL UPON THE OCCURRENCE OF AND DURING CONTINUATION OF EVENT OF DEFAULT. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, in addition to any other rights and remedies which it may have, Grantee shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Additional Collateral or any part thereof and sell the same at one or more public or private sales, and to take such other measures as Grantee may deem necessary for the care, protection and preservation of the Additional Collateral. The parties agree that, in the event Grantee shall elect to proceed with respect to the Additional Collateral separately from the other Mortgaged Property unless a greater period shall then be mandated by the Uniform Commercial Code, ten (10) days' notice of the sale of the Additional Collateral shall be reasonable notice. Grantee's reasonable expenses of retaking, holding, preparing for sale, selling and the like, including, but not limited to, reasonable, actual attorneys' fees and other legal expenses, shall be assessed against Grantor, added to the Secured Obligations and secured by the lien of this Security Deed. Grantor agrees that it will not remove or permit to be removed from the Mortgaged Property any of the Additional Collateral without the prior written consent of Grantee except as hereinabove provided or as permitted by the Common Agreement. The proceeds of any disposition of the Additional Collateral, or any part thereof, shall be applied by Grantee in accordance with the terms of the Collateral Agency Agreement.

        Section 5.3. REPLACEMENTS, ETC. All replacements, renewals, accessions, attachments and additions to the Additional Collateral shall be and become immediately subject to the security interest of this Security Deed and the provisions of this ARTICLE V. Grantor warrants and represents that the Additional Collateral now is, and covenants to ensure that all replacements thereof, substitutions therefor or additions thereto will be, free and clear of liens, encumbrances or security interests of others except Permitted Liens.


                                   ARTICLE VI

                                    DEFAULTS

        Section 6.1. The term "EVENT OF DEFAULT", as used in this Security Deed, shall mean the occurrence of and continuation of a Trigger Event.


                                   ARTICLE VII

                                    REMEDIES

        Section 7.1. GRANTEE'S POWER OF ENFORCEMENT. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, Grantee may and in accordance with the procedures prescribed, and to the extent permitted, by applicable law, either with or without entry or taking possession as hereinabove provided or otherwise, and without regard to whether or not the Secured Obligations shall be due and without prejudice to any other right of Grantee, proceed by any appropriate action or proceeding: (i) to institute proceedings for the complete or partial foreclosure of this Security Deed and to sell, at one or more sales as an entirety or in separate lots or parcels, the Mortgaged Property, as hereinafter provided or pursuant to law, (ii) to sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, at one (1) or more sales, in its entirety or in portions, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law or in the absence of any such requirements, as Grantee (acting in accordance with an opinion of counsel upon which Grantee may conclusively rely) may deem appropriate, and in the foreclosure sale, of less than all of the Mortgaged Property, this Security Deed shall continue as a lien on the remaining portion of the Mortgaged Property, (iii) to split this Security Deed into two (2) or more deeds to secure debt and to institute proceedings for the complete or partial foreclosure of any one or more of such deeds to secure debt, with such unforeclosed deeds to secure debt remaining a lien on the Mortgaged Property and to sell, at one or more sales as an entirety or in separate lots or parcels, the Mortgaged Property, as hereinafter provided or pursuant to law, subject to such deeds to secure debt which were not foreclosed, (iv) to cumulatively pursue any other remedy now or hereafter available to it in equity, at law, by virtue of statute or otherwise, (v) to exercise in respect of any part or parts of the Additional Collateral, all of the rights and remedies available to a secured party upon default under the applicable provisions of the

Uniform Commercial Code in effect in the State, and (vi) to enforce any and all remedies of the Grantor under the Project Contracts.

        Section 7.2. ENTRY; RECEIVERSHIP. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, Grantee may and in accordance with the procedures prescribed, and to the extent permitted, by applicable law, either with or without entry or taking possession as hereinabove provided or otherwise, and without regard to whether or not the Secured Obligations shall be due and without prejudice to any other right of Grantee, proceed by any appropriate action or proceeding to enter into possession of the Mortgaged Property, with or without legal action, and by force, if necessary, lease the same and collect all rents and profits therefrom and, after deducting all costs of collection and administration expense, apply the net rents and profits to the payment of taxes, water and sewer rents, charges and claims, insurance premiums, assessments and all other carrying charges (including, without limitation, agents' compensation and fees and costs of counsel and receivers) and to the maintenance, repair or restoration of the Mortgaged Property, or on account and in reduction of the principal or interest, or principal and interest, hereby secured, in such order and amounts as Grantee, in Grantee's sole discretion, may elect and have a receiver appointed to enter into possession of the Mortgaged Property, collect the rents and profits therefrom, and apply the same as provided for herein. Grantee shall be liable to account only for rents and profits actually received. Notwithstanding the foregoing, if a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, and in the event of threatened waste to any part of the Mortgaged Property (but not actual waste), Grantee shall provide notice to Grantor of its intention to appoint a receiver and shall permit Grantor a reasonable period of time to eliminate the threatened waste prior to the appointment of a receiver.

        Section 7.3. FORECLOSURE BY POWER OF SALE. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, Grantee may, with or without taking possession, sell the Mortgaged Property as a whole, or any parcel thereof separately, at public sale or sales, before the court house doors in the county in which the Mortgaged Property or any part thereof is situated, to the highest bidder for cash, first giving notice of the time, place and terms of such sale or sales by advertising once a week for the four consecutive weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in the newspaper published in such county, or in the paper in which the Sheriff of the County wherein the Mortgaged Property, or any part thereof, lies, publishes his advertisements, all other notice being hereby waived by Grantor. This power shall not be exhausted until the Secured Obligations have been satisfied, and one or more sales may be held hereunder. The Grantee, its agents, representatives, successors or assigns may bid and purchase at any sale and shall be entitled to apply all or a part of the Secured Obligations secured by this Security Deed as a credit against the purchase price; and may execute and deliver to the purchaser or purchasers at any sale a sufficient conveyance of the Mortgaged Property sold in fee simple or such other estate, if any, as stated hereinbefore, with full warranties of title, Grantor hereby constitutes and appoints Grantee, or any agent or attorney of Grantee, the agent and attorney-in-fact of Grantor to make such sale and conveyance, which conveyance shall be effectual to bar all equity of redemption, homestead, dower and all other exemptions of Grantor (all of which are hereby expressly waived) and shall thereby divest the Grantor of all right, title or equity that Grantor may have in and to the Mortgaged Property and shall vest the same in the purchaser or purchasers at such sale or sales. Grantee shall collect the proceeds of such sale, and after reserving therefrom the entire debt secured hereby (and reasonable attorneys' fees) and all costs and expenses of such sale, shall pay any surplus to Grantor, or such other party entitled to the surplus, all as provided by applicable Legal Requirements. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies that Grantor may have hereunder, at law or in equity. All of the acts and doings of said attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance as to the facts essential to a valid sale shall be binding upon Grantor.

        Section 7.4. WAIVER OF GRANTOR'S RIGHTS. BY EXECUTION OF THIS SECURITY DEED AND BY INITIALING THIS SECTION 7.4, GRANTOR EXPRESSLY ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE MORTGAGED PROPERTY IN ACCORDANCE WITH THE PROVISIONS HEREOF BY NON-JUDICIAL. FORECLOSURE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE. GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS SECURITY DEED TO GRANTEE AND GRANTOR WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY DEED ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY GRANTOR IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER GRANTOR HAS BEEN FIRST INFORMED BY COUNSEL OF GRANTOR'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE.

                          GRANTOR'S INITIALS:  /S/ MFL

        Section 7.5. GRANTEE'S RIGHT TO ENTER, TO OPERATE MORTGAGED PROPERTY AND APPLY INCOME.

        (a) If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, Grantor upon demand of Grantee, shall forthwith surrender to Grantee the actual possession of the Mortgaged Property, and if and to the extent permitted by law, Grantee itself, or by such officers or agents as it may appoint, or by a court-appointed receiver, may, without assuming liability for the performance of any obligations of Grantor, enter and take possession of all the Mortgaged Property and may exclude Grantor and its agents and employees wholly therefrom and have unencumbered access to the books, papers and accounts of Grantor.

               (b) If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, and if Grantor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Grantee's demand therefor, Grantee may seek to obtain a writ, judgment or decree conferring on Grantee the right to immediate possession or requiring Grantor to deliver immediate possession of all or any part of the Mortgaged Property to Grantee. Grantor shall pay to Grantee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Grantee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be Secured Obligations secured by the lien of this Security Deed.

               (c) Upon every such entry upon or taking of possession, Grantee shall have the right, at the expense of Grantor, to operate, manage and control the Mortgaged Property and to carry on the business thereof in the name of Grantor or otherwise as Grantee shall deem best and otherwise to exercise all or any of the Rights described in ARTICLE IV, as it shall deem best, and to make all such repairs, replacements, alterations, additions or improvements to the Mortgaged Property or any part thereof as Grantee may deem proper.

        Section 7.6. LEASES. Grantee is authorized to foreclose this Security Deed in accordance with the terms of this Security Deed subject or not subject, as Grantee may elect, to the rights of any Tenants and the election to not foreclose subject to any such Tenants and to foreclose their rights will not be, nor be asserted by Grantor to be, a defense to any proceedings instituted by Grantee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

        Section 7.7. FORECLOSURE; PROCEEDS OF SALE. At any foreclosure sale, Grantee may bid for and acquire the Mortgaged Property or any part thereof (and in lieu of paying cash therefor may make settlement for the purchase price by crediting against the Secured Obligations then outstanding the net sales price after deducting therefrom the expenses of the sale and the costs of the auction and any other sums which Grantee is authorized to deduct under this Security
Deed) and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability. The proceeds of such sale shall be applied in accordance with the Collateral Agency Agreement.

        Section 7.8. WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION LAWS. Grantor agrees, to the fullest extent that it may lawfully do so, that in the event of any Event of Default on its part hereunder, neither Grantor nor anyone claiming through or under Grantor shall or will claim, insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshalling of assets, extension, homestead or similar exemption, redemption or moratorium law now or hereafter in force and effect.

        Section 7.9. RECEIVER. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, Grantee, without regard to the value or adequacy of any security for the Secured Obligations and without regard for the solvency of the Grantor, shall be entitled as a matter of right if it so elects, without notice to Grantor except as provided below, to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all Income and apply the same in accordance with the Indenture and this Security Deed. Grantor agrees to, and does consent to, the appointment of a receiver in the circumstance described in the preceding sentence. Notwithstanding the foregoing, if a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, and in the event of threatened waste to any part of the Mortgaged Property (but not actual waste),Grantee shall provide notice to Grantor of its intention to appoint a receiver and shall permit Grantor a reasonable period of time to eliminate the threatened waste prior to the appointment of a receiver. The expenses, including receiver's fees, reasonable attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be Secured Obligations secured by the lien of this Security Deed. The right to enter and take possession of and to operate, manage and control the Mortgaged Property and to collect all Income, whether by a receiver or otherwise, shall be cumulative of any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof. Grantee shall be liable to account only for such Income as is actually received by Grantee, whether received pursuant to this SECTION 7.9, SECTION 7.2 or SECTION 7.3 hereof.

        Section 7.10. LEGAL EXPENSES OF GRANTEE. Grantor shall pay to Grantee, on demand, all costs, charges and expenses (including reasonable attorneys' fees and disbursements) actually incurred or paid at any time by Grantee (i) because of the failure of Grantor to pay, perform or observe any of the Secured Obligations or (ii) in any litigation to prosecute or defend the title, rights and lien created by this Security Deed (including an action to foreclose this Security Deed or otherwise enforce Grantee's remedies hereunder), together with interest on each such payment made by Grantee at the Adjusted Base Rate plus three percent (3%) from the date each such payment is made and, to the extent permitted by law, all such sums and the interest thereon shall be Secured Obligations secured by the lien of this Security Deed.

        Section 7.11. DELAY OR OMISSION. No delay or omission of Grantee in exercising any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Grantee may be exercised from time to time and as often as may be deemed expedient by Grantee.

        Section 7.12. NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon.

        Section 7.13. NO MERGER. It is the intention of the parties hereto that if Grantee shall at any time hereafter acquire title to all or any portion of the Mortgaged Property, then, and until the Secured Obligations have been paid and performed in full, the interest of Grantee under this Security Deed shall not merge or become merged in or with the estate and interest of Grantee as the holder and owner of title to the Mortgaged Property or any part thereof and that, until such payment in full, the estate of Grantee in the Mortgaged Property and the interest of Grantee under this Mortgage shall be deemed separate and apart and shall continue in full force and effect to the same extent as if Grantee had not acquired title to the Mortgaged Property or any part thereof.

        Section 7.14. GRANTEE'S RIGHTS TO PERFORM GRANTOR'S COVENANTS. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, then, without limiting any other provision of this Security Deed, and without waiving or releasing Grantor from any Secured Obligation or default hereunder, Grantee (or any receiver of the Mortgaged Property) may (but shall not be obligated to), in order to preserve its interest in the Mortgaged Property, and upon not less than two (2) days' prior written notice to Grantor, except in case of an emergency, make any such payment or perform any other act or take any appropriate action (including, without limitation, entry on the Mortgaged Property and performance of work thereat) as Grantee, in its reasonable discretion, may deem necessary, and all payments made and costs and expenses incurred or paid by Grantee in correction therewith shall become due and payable immediately. The amounts so incurred or paid by Grantee, together with interest thereon at the Adjusted Base Rate plus three percent (3%) from the date incurred until paid by Grantor, shall be added to the Secured Obligations and secured by the lien of this Security Deed. Grantee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Grantor or any person in possession holding under Grantor.

        Section 7.15. GRANTEE'S RIGHT TO SPECIFIC PERFORMANCE. If a Trigger Event shall have occurred and be continuing and Grantee shall have received the written request from the Required Senior Parties required pursuant to SECTION 5.2(B) of the Collateral Agency Agreement, then, without limiting any other provisions of this Security Deed, and without waiving or releasing Grantor from any Secured Obligations or default hereunder, Grantee may (but shall not be obligated to), in order to protect its interest in the Mortgaged Property, commence an action for specific performance to cause Grantor to comply with any of the covenants contained in this Security or any other Financing Document.

        Section 7.16. REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Grantee by this Security Deed is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, or now or hereafter existing at law, in equity or by statute.

        Section 7.17. RIGHT TO RELEASE.

        (a) Grantee at all times shall have the right to release any part of the Mortgaged Property now or hereafter covered by this instrument or any other security Grantee now has or may hereafter have securing payment of all or any part of the Secured Obligations, without releasing any other part of the Mortgaged Property or other security, without impairing the Secured Obligations or any rights to any deficiency, and without affecting the lien, assignment of rents and security interest of this instrument as to the part or parts thereof not so released.

               (b) In the event that Grantor elects to exercise the rights granted to it pursuant to Section 5.2(e)(ii) of the Common Agreement to sell, transfer, assign, hypothecate, pledge, lease sublease or otherwise dispose of (in one transaction or in a series of transactions) any of the Mortgaged Property, including without limitation, any portion of the Mortgaged Property which is subject to the Electric Interconnection Agreement (as defined in the Common Agreement), Grantee shall release such portion of the Mortgaged Property.


                                  ARTICLE VIII

                        PROVISIONS OF GENERAL APPLICATION

        Section 8.1. MODIFICATIONS. No change, amendment, modification, cancellation or discharge of this Security Deed, or any part hereof, shall be valid unless in writing, dated and signed by the party against whom enforcement of such change, amendment, modification, cancellation or discharge is sought.

        Section 8.2. JUDICIAL PROCEEDINGS; WAIVER OF JURY TRIAL. Any judicial proceeding brought against any party with respect to this Security Deed shall be brought in any court of competent jurisdiction in Heard County, Georgia and, by execution and delivery of this Security Deed, each party (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim and (ii) irrevocably waives, to the greatest extent permitted by applicable law, any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Nothing herein shall affect the right of Grantor or Grantee to serve process in any other manner permitted by law or shall limit the right of Grantor or Grantee in the courts of any other jurisdiction.

        Section 8.3. SATURDAY, SUNDAY OR NON-BUSINESS DAY. If the date for the performance of any term, provision or condition (monetary or otherwise) under the Financing Documents or this Security Deed shall happen to fall on a Saturday, Sunday or non-Business Day, the date for the performance of such term, provision or condition shall be extended to the next succeeding Business Day immediately thereafter occurring, with interest at the rate provided in the respective Financing Document on the outstanding principal balance to such next succeeding Business Day if such term, provision or condition shall result in the extension of any monetary payment due to Grantee.

        Section 8.4. USE OF THE WORD "HEREIN". The words "herein," "hereof," "hereinafter," "hereunder" and other words of similar import refer to this Security Deed as a whole and not to any particular Article, Section, subsection or other subdivision of this Security Deed unless specifically noted otherwise in this Security Deed.

        Section 8.5. MONIES. All references to monies in this Security, the Indenture or any of the Financing Documents, or the equivalent thereof, shall be deemed to mean lawful monies of the United States of America.

        Section 8.6. NO PARTNERSHIP OR JOINT VENTURE. Nothing herein, nor the acts of the parties hereto, shall be deemed or construed to create a partnership or joint venture between Grantor and Grantee.

        Section 8.7. STAMP OR OTHER TAX. Should any stamp tax, intangible tax, recording tax or other tax (excluding income, franchise, gross receipts or similar taxes with respect to Grantee) now or hereafter become payable with respect to this Security Deed, or their execution or delivery, Grantor will pay the same prior to the due date thereof and hold Grantee harmless from all costs arising from same (including, without limitation, costs arising from Grantor's failure to timely pay same).

        Section 8.8. ASSIGNMENT OF FINANCING DOCUMENTS: COVENANTS RUN WITH LAND. The covenants, terms, conditions and agreements contained in this Security Deed shall run with the land and bind Grantor, the heirs, executors, administrators, principals, legal representatives, successors and assigns of Grantor and each person constituting Grantor and all subsequent owners, encumbrances and Tenants of the Mortgaged Property, or any part thereof, and shall inure to the benefit of Grantee its successors and assigns and all subsequent beneficial owners of this Security Deed.

        Section 8.9. RIGHTS OF THIRD-PARTIES. Grantee makes no representations and assumes no obligations concerning the quality of the construction of the Mortgaged Property or the absence therefrom of any defects. In this regard, Grantor agrees to and shall indemnify Grantee from any liability, claim or losses resulting from the condition of the Mortgaged Property, whether related to the quality of construction or otherwise and whether arising during or after the term of the Collateral Agency Agreement. This paragraph shall survive the payment and performance of the Secured Obligations and shall continue in full force and effect so long as the possibility of any liability, claim or loss exists.

        Section 8.10. NO AGENCY. Grantee is not the agent or representative of Grantor, and Grantor is not the agent or representative of Grantee, and nothing in this Mortgage shall be construed to make Grantee liable to anyone for goods delivered or services performed by them upon the Mortgaged Property or for debts or claims accruing to them against Grantor. Nothing herein shall be construed to create a contractual relationship between Grantee and anyone supplying labor or materials to the Mortgaged Property.

        Section 8.11. CONFLICTS AND INCONSISTENCIES/EFFECT OF COLLATERAL AGENCY AGREEMENT.

        In the event of a conflict between any provision of the Collateral Agency Agreement and this Mortgage, the Collateral Agency Agreement shall control, except that this Security Deed shall control with respect to (i) the conveyance of security title and the imposition of the lien hereof, (ii) the governing law applicable to this Security Deed as set forth in SECTION 8.17 hereof, and (iii) the exercise of the remedies hereunder including, without limitation, the power of sale contained in SECTION 7.3 hereof and the rights under SECTION 5.2 hereof. To the extent the Collateral Agency Agreement expressly permits any acts or conditions prohibited hereunder (or which result in an Event of Default) or which are expressly excluded from any prohibitions thereunder, such acts or conditions shall be allowed without resulting in an Event of Default.

        Section 8.12. NOTICES AND DELIVERIES; MANNER OF DELIVERY; EFFECTIVENESS.

                8.12.1. MANNER OF DELIVERY. All notices, communications and materials (including all information) to be given or delivered pursuant to this Security Deed shall be in writing (which shall include telex and telecopy transmissions).

                8.12.2. ADDRESSES. All notices, communications and materials to be given or delivered pursuant to this Security Deed shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

               if to Grantor, to it at:

                      Tenaska Georgia Partners, L.P.
                      1044 N. 115th Street, Suite 400
                      Omaha, NE  68154-4446

                      Attention:  Michael F. Lawler
                      Telecopier/Telephone No.:  402-691-9500/402-691-9550

               if to Grantee, to it at:

                      The Chase Manhattan Bank
                      Capital Markets Fiduciary Services
                      450 West 33rd Street, 15th Floor
                      New York, NY 10001

                      Attention:  Annette M. Marsula,
                      International & Project Finance Service Delivery Telecopier/Telephone No.: 212-946-7557/212-946-8178


or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (i) if the party to which such information pertains is the Grantor, the Grantee, and (ii) if the party to which such information pertains is the Grantee, the Grantor.

               8.12.3. EFFECTIVENESS. Each notice and communication and any material given or delivered under this Mortgage shall be deemed so given or delivered (i) if sent by certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, and (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number.

               8.12.4. REASONABLE NOTICE. Any requirement under applicable law of reasonable notice by the Grantee to the Grantor of any event in connection with, or in any way related to, this Security Deed or the exercise by the Grantee of any of its rights hereunder or thereunder shall be met if notice of such event is given to the Grantor in the manner prescribed above at least ten
(10) days before (i) the date of such event or (ii) the date after which such event will occur.

        Section 8.13. CAPTIONS. The captions and the table of contents herein are inserted only for convenience and reference, and in no way define, limit, enlarge or describe the scope or intent of this Security Deed or the construction of any provision hereof. References herein to Articles, Sections, subsections, paragraphs and subparagraphs are to those of this Security Deed unless another document is specified.

        Section 8.14. GENDER AND NUMBER. Wherever the context of this Security Deed so requires, the masculine gender includes the feminine or neuter, and the singular number or word includes the plural, and vice versa.

        Section 8.15. SEVERABILITY. If any provision of this Security Deed or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Security Deed, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Security Deed shall be valid and enforceable to the fullest extent permitted by law.

        Section 8.16. FILING OF SECURITY DEED, ETC. Grantor forthwith upon the execution and delivery of this Security Deed and thereafter, from time to time, will cause this Security Deed, and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of, and to fully protect the priority of, the lien hereof and the interest of Grantee in the Mortgaged Property. Grantor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Security Deed, any instrument of further assurance, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, any amendment or restatement hereof, and any satisfaction or assignment of this Security Deed, and Grantor will pay all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Security Deed, any mortgage supplemental hereto, any amendment or restatement of this Security Deed, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Grantor shall hold harmless and indemnify Grantee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, delivery and recording of this Security Deed.

        Section 8.17. CONTROLLING LAW. This Security Deed shall be governed by, and construed and enforced in accordance with the law of the State.

        Section 8.18. NON-RECOURSE LIABILITY. Satisfaction of the Secured Obligations shall be had solely from the Collateral. Notwithstanding any provision to the contrary in the Transaction Documents, there shall be no recourse against any Affiliates, stockholders, officers, directors, representatives or employees of Grantor, other than Grantor (each a "NON-RECOURSE PARTY"), for any payment due hereunder or under any other Financing Document or Security Document from the Grantor or for the performance of any obligation of such Non-Recourse Party, or breach of any representation or warranty made by such Non-Recourse Party hereunder or thereunder. The sole recourse of the Grantee and the Senior Parties hereunder or under any other Transaction Document or for the performance of any obligation of Grantor, or breach of any representation or warranty made hereunder or thereunder by Grantor, shall be against Grantor and its assets, it being expressly understood by the Senior Parties that such obligations of Grantor are obligations solely of Grantor and that no such personal liability shall attach to, or be incurred by any Non-Recourse Party; PROVIDED, that nothing contained in this SECTION 8.18 shall (i) impair in respect of Grantor the validity of any of the Financing Documents, prevent the taking of any action permitted by law against Grantor or any of its Affiliates, or in any way affect or impair the rights of the Agent and Senior Parties to take any action permitted by law, in either case to realize upon the Collateral, (ii) be deemed to release Grantor or any of its Affiliates, or any past, present or future shareholder, partner, officer, employee, director or agent of any thereof, from liability for its fraudulent actions, fraudulent misrepresentations, gross negligence or willful misconduct or (iii) limit or affect the obligations and liabilities of any Non-Recourse Party in accordance with the terms of any other Transaction Document creating such obligations and liabilities to which such Non-Recourse Party is a party.

        Section 8.19. FUTURE ADVANCES. In the event Grantee, DSR LOC Provider, the PPA LOC Provider and/or any other Senior Party makes future advances to Grantor, such future advances, with interest thereon, shall be secured by this Security Deed, unless the parties shall agree otherwise in writing. If any of such future advances should be applied to the payment of any existing debt owed by the Grantor, Grantee shall be subrogated to the rights of the party to whom such payment is made.

        Section 8.20. SECURITY AND PRIORITY OF ADVANCES. This Security Deed secures, and the Secured Obligations include, future advances. Advances may be made by Grantee, DSR LOC Provider, the PPA LOC Provider and/or any other Senior Party and indebtedness may be incurred from time to time hereafter, but each such advance or indebtedness shall be secured hereby as if made on the date hereof.

        Section 8.21. CANCELLATION OF SECURITY DEED. If all of the Secured Obligations are paid and all of the covenants, warranties, undertakings and agreements made in this Security Deed are kept and performed and all obligations of Grantee, the DSR LOC Provider, the PPA LOC Provider and any other Senior Party for future advances have been terminated, then, and in that event only, this Security Deed shall be cancelled by Grantee in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Grantee shall survive discharge of the Secured Obligations

        IN WITNESS WHEREOF, this Security Deed has been duly executed by Grantor the day and year first above written.


Signed, sealed                          GRANTOR:
and delivered by Grantor
this 10th day of November,              TENASKA GEORGIA PARTNERS, L.P.
1999 in the presence
of the following witnesses:             By: Tenaska Georgia, Inc.
                                            Managing General Partner


                                        By: /s/ Michael F. Lawler
                                            ------------------------------------
                                            Name: Michael F. Lawler
                                            Title:  Vice President of Finance &
                                                    Treasurer
/s/ Bree J. Smith
---------------------------------
Unofficial Witness
Name: Bree J. Smith
Address: 322 West 57th St.
         Apt. 19J
         New York, NY  10019






/s/ Cindy Tate
---------------------------------
Notary Public

My Commission Expires:
        Cindy Tate
        Notary Public, State of New York
        No. 24-6014369
        Qualified in Kings County
        Commission Expires Oct. 13, 2000


NOTARIAL SEAL

                                   EXHIBIT "A"

                                    THE SITE

TRACT A1

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 72 degrees 48 minutes 00 seconds West for a distance of
405.46 feet to a 12 INCH WOOD POST;

         THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a 1/2 INCH REBAR SET ON THE WESTERLY LINE OF A GEORGIA POWER COMPANY RIGHT OF WAY (150 FOOT WIDTH), SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 1982.75 feet to a 1/2 INCH REBAR SET ON THE NORTHERLY LIMITS OF THE WETLANDS OF HILLY MILL CREEK;

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 191.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 46 degrees 21 minutes 20 seconds West for a distance of 66.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF TEE CREEK;

         THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK;

         THENCE along the centerline of the unnamed creek to the Northeast, more or less, North 68 degrees 03 minutes 13 seconds East for a distance of 336.28 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 29 minutes 52 seconds East for a distance of
296.07 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 54 degrees 43 minutes 02 seconds East for a distance of
67.68 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 17 degrees 17 minutes 28 seconds East for a distance of
228.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 23 degrees 21 minutes 46 seconds East for a distance of
241.49 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 07 degrees 17 minutes 08 seconds East for a distance of
71.42 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 79 degrees 26 minutes 44 seconds East for a distance of
307.88 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 48 degrees 14 minutes 55 seconds East for a distance of
157.63 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 27 degrees 04 minutes 19 seconds East for a distance of
111.97 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 55 degrees 09 minutes 32 seconds East for a distance of
128.35 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 08 degrees 06 minutes 45 seconds East for a distance of
34.61 feet to a point;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
212.86 feet to a 1/2 inch rebar set on the Westerly line of a GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH); Said point being the POINT OF BEGINNING.

         Said property contains 46.13 acres, and is that same tract or parcel of land shown as Tract AI on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

TRACT B

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

         THENCE South 78 degrees 47 minutes 46 seconds West for a distance of
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill Creek, Said point being the POINT OF BEGINNING for the herein described parcel of land;

         THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

         THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

         THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

         THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

         THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

         THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

         THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

         THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

         THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

         THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

         THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

         THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

         THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

         THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

         THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

         THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

         THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

         THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

         THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

         THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

         THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

         THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

         THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

         THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

         THENCE South 10 degrees 21 Minutes 54 seconds East for a distance of
66.83 feet to a point;

         THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

         THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

         THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

         THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

         THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

         THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

         THENCE leaving said wetlands limits, North 65 degrees 01 minutes 43 seconds West for a distance of 98.87 feet to a point;

         THENCE North 11 degrees 02 minutes 41 seconds East for a distance of
230.45 feet to a point;

         THENCE North 11 degrees 13 minutes 13 seconds West for a distance of
121.54 feet to a point;

         THENCE North 38 degrees 58 minutes 52 seconds West for a distance of
121.90 feet to a point;

         THENCE North 23 degrees 10 minutes 22 seconds West for a distance of
116.83 feet to a point;

         THENCE North 27 degrees 01 minutes 41 seconds West for a distance of
102.77 feet to a point;

         THENCE North 44 degrees 31 minutes 22 seconds West for a distance of
55.85 feet to a point;

         THENCE South 70 degrees 40 minutes 56 seconds West for a distance of
73.31 feet to a point;

         THENCE South 71 degrees 22 minutes 08 seconds West for a distance of
120.59 feet to a point;

         THENCE North 27 degrees 11 minutes 02 seconds West for a distance of
173.06 feet to a point;

         THENCE North 06 degrees 27 minutes 30 seconds East for a distance of
58.98 feet to a point;

         THENCE North 40 degrees 46 minutes 01 seconds East for a distance of
132.31 feet to a point;

         THENCE North 01 degrees 41 minutes 21 seconds West for a distance of
32.15 feet to a point;

         THENCE North 42 degrees 40 minutes 25 seconds West for a distance of
132.37 feet to a point;

         THENCE North 47 degrees 57 minutes 38 seconds East for a distance of
97.57 feet to the POINT OF BEGINNING.

Said property contains 3.84 acres more or less and is that same tract or parcel of land shown as Tract B on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

TRACT C

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4" PIPE;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE North 72 degrees 59 minutes 23 seconds West for a distance of
97.41 feet to a point;

         THENCE North 28 degrees 40 minutes 02 seconds West for a distance of
114.55 feet to a point;

         THENCE North 62 degrees 08 minutes 04 seconds West for a distance of
184.99 feet to a point;

         THENCE North 63 degrees 50 minutes 09 seconds West for a distance of
166.92 feet to a point;

         THENCE North 64 degrees 00 minutes 12 seconds West for a distance of
173.39 feet to a point;

         THENCE North 87 degrees 49 minutes 10 seconds West for a distance of
111.55 feet to a point;

         THENCE North 66 degrees 04 minutes 51 seconds West for a distance of
158.94 feet to a point;

         THENCE North 66 degrees 19 minutes 50 seconds West for a distance of
121.59 feet to a point;

         THENCE North 53 degrees 03 minutes 38 seconds West for a distance of
186.45 feet to a point;

         THENCE North 44 degrees 18 minutes 22 seconds West for a distance of
163.48 feet to a point;

         THENCE North 56 degrees 31 minutes 54 seconds West for a distance of
127.08 feet to a point;

         THENCE North 49 degrees 42 minutes 26 seconds West for a distance of
110.80 feet to a point;

         THENCE South 63 degrees 26 minutes 27 seconds West for a distance of
73.93 feet to a point;

         THENCE South 34 degrees 43 minutes 18 seconds West for a distance of
155.58 feet to a point;

         THENCE North 65 degrees 01 minutes 43 seconds West for a distance of
125.76 feet to a point on the Southerly Wetland limits of Hilly Mill Creek;

         THENCE along said Wetland Limits to the Southeast, more or Less, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

         THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

         THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

         THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

         THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

         THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

         THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

         THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

         THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

         THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

         THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

         THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

         THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

         THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

         THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

         THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

         THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

         THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

         THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

         THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47. 1 5 feet to a point;

         THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

         THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

         THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

         THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

         THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

         THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.1 1 feet to a point;

         THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

         THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

         THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

         THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

         THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

         THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to the POINT OF BEGINNING.

         Said property contains 5.13 acres more or less and is that same tract or parcel of land shown as Tract C on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the

Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

                   [LEGAL DESCRIPTION CONTINUED ON NEXT PAGE]

TRACT D

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK; SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

         THENCE South 78 degrees 47 minutes 46 seconds West for a Distance of
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill
Creek;

         THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

         THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

         THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

         THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

         THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

         THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

         THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

         THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

         THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

         THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

         THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

         THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

         THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

         THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

         THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

         THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

         THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

         THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

         THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

         THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

         THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

         THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

         THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

         THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

         THENCE South 10 degrees 21 minutes 54 seconds East for a distance of
66.83 feet to a point;

         THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

         THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

         THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

         THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

         THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

         THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

         THENCE across an unnamed creek and wetlands area which intersects from the Southwest, South 65 degrees 01 minutes 43 seconds East for a distance of
394.79 feet to a point;

         THENCE continuing along said wetlands limit, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

         THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

         THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

         THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

         THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

         THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

         THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

         THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

         THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

         THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

         THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

         THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

         THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

         THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

         THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

         THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

         THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

         THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

         THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

         THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47.15 feet to a point;

         THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

         THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

         THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

         THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

         THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

         THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.11 feet to a point;

         THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

         THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

         THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

         THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

         THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

         THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to a point;

         THENCE North 02 degrees 18 minutes 34 seconds East for a distance of
978.06 feet to a point;

         THENCE North 01 degrees 18 minutes 40 seconds East for a distance of
32.38 feet to the POINT OF BEGINNING.

         Said property contains 43.03 acres more or less and is that same tract or parcel of land shown as Tract D on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

TRACT G

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
177.75 feet to point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
82.45 feet to a point;

         THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
639.20 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
52.57 feet to a point;

         THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
175.00 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
150.00 feet to a point;

         THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
175.00 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
25.93 feet to a point;

         THENCE South 44 degrees 18 minutes 22 seconds East for a distance of
63.80 feet to a point;

         THENCE South 53 degrees 03 minutes 38 seconds East for a distance of
18.78 feet to a point;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
211.55 feet to a point;

         THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
11.80 feet to a point;

         THENCE along a curve to the right having a radius of 3600.00 feet, a central angle of 09 degrees 21 minutes 08 seconds, an Arc length of 587.61 feet, and subtended by a chord bearing South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to the POINT OF BEGINNING.

         Said property contains 3.16 acres more or less and is that same tract or parcel of land shown as Tract G on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

                                   EXHIBIT "B"

                                  LAY-DOWN SITE

TRACT H

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 206 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A 1/2 INCH REBAR SET AT THE POINT WHERE THE WEST LINE OF LAND LOT 206 INTERSECTS THE SOUTH RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY, 40 FEET, MORE OF LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE NORTH 01 DEGREE 30 MINUTES 06 SECONDS EAST FOR A DISTANCE OF 40.01 FEET TO A POINT WHERE SAID WEST LINE OF LAND LOT 206 INTERSECTS THE NORTH RIGHT OF WAY LINE OF GEORGE BROWN ROAD, SAID POINT BEING THE POINT BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         Thence along said west line of Land Lot 206 North 01 degree 27 minutes 40 seconds East for a distance of 800.22 feet to a Painted Rock at the Northwest comer of said Land Lot 206;

         Thence along the North line of Land Lot 206 South 89 degrees 14 minutes 11 seconds East for a distance of 821.44 feet to a 1/2 inch rebar set on the West Right of Way line of Joe Stephens Road (80 foot width);

         Thence along said western right of way line of Joe Stephens Road, along a curve to the left having a radius of 2021.86 feet, a central angle of 16 degrees 46 minutes 53 seconds, an Arc length of 592.18 feet, and subtended by a chord bearing South 00 degrees 33 minutes 16 seconds East for a chord distance of 590.07 feet to a 1/2 inch rebar set at the point where said western right of way line of Joe Stephens Road intersects the North right of way line of George Brown Road;

         Thence along said northern right of way line of George Brown Road South 78 degrees 31 minutes 36 seconds West for a chord distance of 146.61 feet to a point;

         Thence along a curve to the left having a radius of 4280.10 feet, a central angle of 05 degrees 04 minutes 37 seconds, an Arc length of 379.26 feet, and subtended by a chord bearing South 75 degrees 59 minutes 18 seconds West for a distance of 379.13 feet to a point;

         Thence South 73 degrees 26 minutes 59 seconds West for a distance of
265.34 feet to a point;

         Thence along a curve to the right having a radius of 159.33 feet, a central angle of 29 degrees 41 minutes 14 seconds, an Arc length of 82.56 feet, and subtended by a chord bearing South 88 degrees 17 minutes 36 seconds West for a chord distance of 81.64 feet to a point, said point being the POINT OF BEGINNING.

         Said property contains 13.13 acres more or less and is that same tract or parcel of land shown as Tract H on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

LESS AND EXCEPT:

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 206 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, DEEDED FROM TENASKA GEORGIA PARTNERS, L.P., AS GRANTOR, TO HEARD COUNTY, AS GRANTEE, PURSUANT TO THAT CERTAIN RURAL POST ROADS RIGHT OF WAY DEED DATED JULY 1, 1999, RECORDED IN DEED BOOK 197, PAGE 618, HEARD COUNTY, GEORGIA RECORDS.

                                   EXHIBIT "C"

                            TENASKA EASEMENT PREMISES

TRACT A2

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
61.64 feet to a POINT ON THE WESTERLY LIMIT OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 191.17 feet to a 1/2 INCH REBAR SET AT THE NORTHERLY LIMITS OF THE WETLANDS OF HILLY MILL CREEK;

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 1982.75 feet to a 1/2 INCH REBAR SET;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
252.91 feet to a 12 INCH WOOD POST;

         THENCE North 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to the POINT OF BEGINNING.

         Said property contains 27.41 acres, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

TRACT E2

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to a point;

         THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a 1/2 inch rebar set on the westerly line of a Georgia Power Company Easement (150 foot width);

         THENCE North 05 degrees 00 minutes 38 seconds West for a distance of
456.22 feet to a point on said westerly line of a Georgia Power Company Easement and on the southerly right of way line of George Brown Road;

         THENCE along said right of way line in an easterly direction, along a curve to the right having a radius of 668.28 feet and an arc length of 237.56 feet and being subtended by a chord bearing South 71 degrees 01 minutes 39 seconds East for a distance of 236.31 feet to a point;

         THENCE South 60 degrees 47 minutes 40 seconds East for a distance of
454.84 feet to a point;

         THENCE along a curve to the left having a radius of 199.33 feet and an arc length of 64.11 feet and being subtended by a chord bearing South 70 degrees 00 minutes 28 seconds East for a distance of 63.83 feet to a 1/2 inch rebar set;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
20.09 feet to the POINT OF BEGINNING.

         Said property contains 4.13 acres, more or less, and is that same tract or parcel of land shown as Tract E2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

LESS AND EXCEPT:

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, DEEDED FROM TENASKA, INC., A DELAWARE CORPORATION, AND TENASKA GEORGIA, INC., A DELAWARE CORPORATION, AS GRANTORS, TO HEARD COUNTY, AS GRANTEE, PURSUANT TO THAT CERTAIN RURAL POST ROADS RIGHT OF WAY DEED DATED NOVEMBER 10, 1999, FILED FOR RECORD NOVEMBER 10,1999 AT 4:06.M., RECORDED IN DEED BOOK 201, PAGE 628. HEARD COUNTY, GEORGIA RECORDS.

                                   EXHIBIT "D"

                               PIPELINE EASEMENTS

(A) That certain Construction Easement Agreement by and between Inland Paperboard and Packaging, Inc., a Delaware corporation, Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated October 8, 1999, filed for record October 11, 1999 at 2:51 p.m., recorded in Deed Book 201, Page 107, Heard County, Georgia Records.

(B) That certain Access Easement Agreement by and between Inland Paperboard and Packaging, Inc., a Delaware corporation, Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated October 8, 1999, filed for record October 11, 1999 at 2:54 p.m., recorded in Deed Book 201, Page 120, aforesaid Records.

(C)      That certain Perpetual Right of Way and Easement Agreement from Charles
         L. Goodson, as Executor of the Last Will and Testament of Ora Lee Goodson, to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4 :14.m., recorded in Deed Book 201, Page 705, aforesaid Records, as affected by that certain Non-Interference and Cross-Indemnity Agreement by and between Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:22.m., recorded in Deed Book 201, Page 792, aforesaid Records.

(D) That certain Natural Gas Pipeline Right of Way from Great Northern Nekoosa Corporation, a Maine corporation, to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:16.m., recorded in Deed Book 201, Page 743, aforesaid Records, as affected by that certain Non-Interference and Cross-Indemnity Agreement by and between Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:22.m., recorded in Deed Book 201, Page 792, aforesaid Records.

(E) That certain Access and Utility Easement Agreement from Tenaska, Inc., a Delaware corporation to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:10.m., recorded in Deed Book 201, Page 666, aforesaid Records.

                                   EXHIBIT "E"

                           PIPELINE EASEMENT PREMISES

EASEMENT AREA 2 - PERMANENT GAS PIPELINE EASEMENT

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
102.52 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
389.03 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE South 75 degrees 41 minutes 17 seconds West for a distance of
50.30 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
16.82 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
652.03 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
257.78 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
381.45 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
237.86 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1046.41 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
439.69 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
288.60 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to a point;

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
50.16 feet to the POINT OF BEGINNING.

         Said property contains 4.81 acres more or less and is that same tract or parcel of land shown as Easement Area 2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 3 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE along a curve to the right having a radius of 3600.00 feet and an arc length of 149.43 feet, being subtended by a chord of South 39 degrees 39 minutes 09 seconds West for a distance of 149.42 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
117.12 feet to a point;

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
102.52 feet to the POINT OF BEGINNING.

         Said property contains 0.14 acre more or less and is that same tract or parcel of land shown as Easement Area 3 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 4 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
25.08 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
92.32 feet to a point;

         THENCE along a curve to the right having a radius of 3525.00 feet and an arc length of 369.76 feet, being subtended by a chord of South 44 degrees 20 minutes 28 seconds West for a distance of 369.59 feet to a point;

         THENCE South 42 degrees 39 minutes 13 seconds East for a distance of
75.00 feet to a point;

         THENCE along a curve to the left having a radius of 3600.00 feet and an arc length of 302.97 feet, being subtended by a chord of North 44 degrees 56 minutes 07 seconds East for a distance of 302.89 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
67.37 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
431.14 feet to a point;

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
115.41 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
275.00 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
14.21 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to the POINT OF BEGINNING.

         Said property contains 1.38 acres more or less and is that same tract or parcel of land shown as Easement Area 4 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 5 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
263.22 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
463.86 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
143.97 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
175.27 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
225.00 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
221.78 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
13.71 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
113.33 feet to the POINT OF BEGINNING.

         Said property contains 0.52 acres more or less and is that same tract or parcel of land shown as Easement Area 5 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 6 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
202.70 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
106.32 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
213.81 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
225.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
200.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
125.37 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
280.53 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1024.59 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
507.24 feet to the POINT OF BEGINNING.

         Said property contains 1.60 acres more or less and is that same tract or parcel of land shown as Easement Area 6 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 7 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
297.81 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
91.22 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE North 75 degrees 41 minutes 17 seconds East for a distance of
25.15 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
12.53 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
629.22 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
204.18 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
188.62 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
225.00 feet to the POINT OF BEGINNING.

         Said property contains 1.01 acres more or less and is that same tract or parcel of land shown as Easement Area 7 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 9 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
124.94 feet to a point;

         THENCE along a curve to the left having a radius of 3700.00 feet and an arc length of 513.91 feet, being subtended by a chord bearing North 33 degrees 18 minutes 31 seconds East for a distance of 513.50 feet to a point;

         THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
20.82 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
202.54 feet to a point;

         THENCE North 53 degrees 03 minutes 38 seconds West for a distance of
104.97 feet to a point;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
211.55 feet to a point;

         THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
11.80 feet to a point;

         THENCE along a curve to the right having a radius of 3600.00 feet and an arc length of 587.61 feet, being subtended by a chord bearing South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to a point, said point being the POINT OF BEGINNING.

         Said property contains 1.78 acres more or less and is that same tract or parcel of land shown as Easement Area 9 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

EASEMENT AREA 10 -TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
25.08 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
82.45 feet to a point;

         THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
639.20 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
52.57 feet to a point;

         THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
175.00 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
150.00 feet to a point;

         THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
175.00 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
25.93 feet to a point;

         THENCE North 44 degrees 18 minutes 22 seconds West for a distance of
99.68 feet to a point;

         THENCE North 56 degrees 31 minutes 54 seconds West for a distance of
120.58 feet to a point;

         THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
68.89 feet to a point;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
350.00 feet to a point;

         THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
140.96 feet to a point;

         THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
583.23 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
119.61 feet to a point;

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
100.31 feet to a point, said point being the POINT OF BEGINNING.

         Said property contains 3.02 acres more or less and is that same tract or parcel of land shown as Easement Area 10 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia. which recorded Survey is incorporated herein by reference.

EASEMENT AREA 11 - PERMANENT ACCESS

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1502.56 feet to a point;

         THENCE South 03 degrees 25 minutes 19 seconds West for a distance of
556.81 feet to a 3/4 inch pipe;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
434.31 feet to a 3/4 inch pipe, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 00 degrees 29 minutes 20 seconds East for a distance of
30.01 feet to a point;

         THENCE North 89 degrees 13 minutes 51 seconds West for a distance of
16.78 feet to a point;

         THENCE North 32 degrees 43 minutes 50 seconds West for a distance of
70.24 feet to a point;

         THENCE North 08 degrees 02 minutes 18 seconds West for a distance of
31.43 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
69.56 feet to a point;

         THENCE South 89 degrees 04 minutes 41 seconds East for a distance of
12.67 feet to a point;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
110.58 feet to the POINT OF BEGINNING.

         Said property contains 0.13 acre more or less and is that same tract or parcel of land shown as Easement Area 11 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

                                   EXHIBIT "F"

                                   PARCEL E-12

EASEMENT AREA 12 - PERMANENT ACCESS - LOT 175, POWERS CREEK ESTATES

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1502.56 feet to a point;

         THENCE South 03 degrees 25 minutes 19 seconds West for a distance of
556.81 feet to a 3/4 inch pipe;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
434.31 feet to a 3/4 inch pipe, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 89 degrees 13 minutes 51 seconds East for a distance of
615.65 feet to a 3/4 inch pipe on the westerly right of way line of Dogwood Road (60' Width);

         THENCE along said right of way line South 28 degrees 15 minutes 41 seconds East for a distance of 34.31 feet to a point;

         THENCE North 89 degrees 13 minutes 51 seconds West for a distance of
631.64 feet to a point;

         THENCE North 00 degrees 29 minutes 20 seconds West for a distance of
30.01 feet to the POINT OF BEGINNING.

         Said property contains 0.43 acre more or less and is that same tract or parcel of land shown as Easement Area 12 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

                                   EXHIBIT "G"

                             PERMITTED ENCUMBRANCES

1.   All taxes for the year 1999 and subsequent years, not yet due and payable.

2.   Riparian Rights incident to the Property.

3. Right-of-Way Deed Plant Wansley-Fortson Transmission Line from Georgia Kraft Company, a Delaware Corporation, to Georgia Power Company, a Georgia Corporation, dated August 7, 1974, filed for record September 14, 1974 at 8:30 a.m., recorded in Deed Book 75, Page 438, Records of Heard County, Georgia.

4. Terms and conditions contained in that certain Easement Agreement by and between Violet E. Davis and Tenaska, Inc., a Delaware corporation, dated May 7, 1998, filed for record May 7, 1998 at 1:54 p.m., recorded in Deed Book 184, Page 578, aforesaid Records.

5. Terms and conditions contained in that certain Construction Easement Agreement by and between Inland Paperboard and Packaging, Inc., a Delaware corporation, Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated October 8, 1999, filed for record October 11, 1999 at 2:51 p.m., recorded in Deed Book 201, Page 107, aforesaid Records.

6. Terms and conditions contained in that certain Access Easement Agreement by and between Inland Paperboard and Packaging, Inc., a Delaware corporation, Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated October 8, 1999, filed for record October 11, 1999 at 2:54 p.m., recorded in Deed Book 201, Page 120, aforesaid Records.

7. Terms and conditions contained in that certain Access and Utility Easement Agreement from Tenaska, Inc., a Delaware corporation to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:10.m., recorded in Deed Book 201, Page 666, aforesaid Records.

8. Terms and conditions of that certain Perpetual Right of Way and Easement Agreement from Charles L. Goodson, as Executor of the Last Will and Testament of Ora Lee Goodson, to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:14.m., recorded in Deed Book 201, Page 705, aforesaid Records, and the terms and conditions of that certain Non-Interference and Cross-Indemnity Agreement by and between Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:22.m., recorded in Deed Book 201, Page 792, aforesaid Records.

9. Terms and conditions of that certain Natural Gas Pipeline Right of Way from Great Northern Nekoosa Corporation, a Maine corporation, to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:16.m., recorded in Deed Book 201, Page 743, aforesaid Records, and the terms and conditions of that certain Non-Interference and Cross-Indemnity Agreement by and between Tenaska, Inc., a Delaware corporation, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:22.m., recorded in Deed Book 201, Page 792, aforesaid Records.

10. Terms and conditions of that certain Easement Agreement from Robert Charles Payne and Susan Lynn Payne, to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:19.m., recorded in Deed Book 201, Page 786, aforesaid Records.

11. Easement Agreement by and between Tenaska, Inc., a Delaware corporation, and Inland Paperboard and Packaging, Inc., a Delaware corporation, dated October 8, 1999, filed for record October 11, 1999 at 2:54 p.m., recorded in Deed Book 201, Page 125, aforesaid Records.

12. Memorandum of Right of First Refusal and Right To Repurchase Agreement by and between Julie R. Thomas (formerly known as Julie Rebecca Brown Arrighton), and Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated August 26, 1998, filed for record September 1, 1998 at 1:21 p.m., recorded in Deed Book 188, Page 339, aforesaid Records.

12. Memorandum of Right of First Refusal Agreement by and between Tenaska, Inc., a Delaware corporation, and Inland Paperboard and Packaging, Inc., a Delaware corporation, dated October 8, 1999, filed for record October 11, 1999 at 3:15 p.m., recorded in Deed Book 201, Page 131, aforesaid Records.

13. Perpetual Right-of-Way and Easement Agreement from Tenaska Georgia Partners, L.P., a Delaware limited partnership, to Tenaska, Inc., a Delaware corporation, dated November 10, 1999, filed for record November 10, 1999 at 4:08.m., recorded in Deed Book 201, Page 653, aforesaid Records.

14. Restricted Covenant from Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November 10, 1999, filed for record November 10, 1999 at 4:12.m., recorded in Deed Book 201, Page 678, aforesaid Records.

15. Those matters disclosed by that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, and recorded in Plat Book 10, Pages 176 - 188, in the Office of the Clerk of the Superior Court of Heard County, Georgia, which recorded Survey is incorporated herein by reference.

16. Right of Way Deeds, in favor of Heard County, a political subdivision of the State of Georgia, as follows:

     (a) from Jimmy Adams, et al., dated June 12, 1963, recorded in Deed Book 55, Page 494, Records of Heard County, Georgia;

     (b) from Jimmy Adams, et al., dated June 12, 1963, filed for record October 29, 1963, recorded in Deed Book 55, Page 495, aforesaid Records; and

     (c) from Ann Henry, et al., dated June 15, 1963, filed for record October 29, 1963, recorded in Deed Book 55, Page 496, aforesaid Records.

17. That certain Indenture of Trust by and between the Development Authority of Heard County, a public corporation of the State of Georgia, as issuer, and The Chase Manhattan Bank, as trustee, a state banking corporation duly organized and existing under and by virtue of the laws of the State of New York, as trustee, dated November 10, 1999, filed for record November 10, 1999 at 4:36.m., recorded in Deed Book 202, Page 86, aforesaid Records.

18. Terms and conditions contained in that certain Lease Agreement by and between the Development Authority of Heard County, a public corporation of the State of Georgia, as lessor, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, as lessee, dated November 10, 1999, filed for record November 10, 1999 at 4:34.m., recorded in Deed Book 202, Page 1, aforesaid Records.

19. Terms and conditions contained in that certain Ground Lease by and between Tenaska, Inc., a Delaware corporation, as lessor, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, as lessee, dated November 10, 1999, as evidenced by that certain Short Form Ground Lease Agreement by and between Tenaska, Inc., a Delaware corporation, as lessor, and Tenaska Georgia Partners, L.P., a Delaware limited partnership, as lessee, dated November 10, 1999, filed for record November 10, 1999 at 4:33.m., recorded in Deed Book 201, Page 820, aforesaid Records.